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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 March 15, 2002

                    Sunrise Technologies International, Inc.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-10428                 77-0148208
  (State of or other                (Commission             (IRS Employer
    jurisdiction of                 File Number)           Identification
    incorporation)                                             Number)


3400 West Warren Avenue, Freemont, California                   94538
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              (510) 623-9001

(Former name or address, if changed since last report)

                                TABLE OF CONTENTS

Item 5.  Other Events
Item 7.  Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1  Letter of Intent
EXHIBIT 99.2  Interim Management Agreement
EXHIBIT 99.3  Press Release
EXHIBIT 99.4  Press Release


ITEM 5.  OTHER EVENTS.

        On March 15, 2002, the Company entered into a Letter of Intent with Aragon Ventures LLC, SBH Holdings LLC, and R. Gale Martin to transfer an ocular nutraceutical company called ScienceBased Health into the Company, as a Company subsidiary, in exchange for preferred
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stock and a note, all as more particularly described in the attached Letter of
Intent (see Exhibit 99.1). The transaction is part of a broader plan to re-structure the Company. The Letter of Intent is non-binding and there can be no assurance that the transactions described therein will be consummated.

        The Company has suffered setbacks in its business and has experienced serious financial trouble. After many months of unsuccessful attempts to raise additional financing, the management of the Company has negotiated a proposed acquisition and restructuring which it hopes will form the basis of a recovery and improvement of the Company's business.

        The proposed acquisition is with SBH Holdings LLC doing business as "ScienceBased Health Co." (hereafter "SBH"), which has as its majority owner the venture capital firm Aragon Ventures LLC, which previously invested $10 million into Sunrise. SBH makes and markets nutraceuticals for vision care. Its products are non-prescription, but are generally sold through referrals from practicing ophthalmologists. SBH is a profitable company that expects to have over $6 million in revenues in 2002, generating an estimated $600,000 in free cash flow annually.

        The owners of SBH are willing to sell their business to the Company in return for a secured promissory note and a significant block of preferred stock from Sunrise, provided that virtually all of Sunrise's creditors enter into agreements which extend, compromise, and/or convert into equity each of their claims against the Company. The management of Sunrise believes that these creditor compromises (hereafter "Creditor Compromises") are absolutely necessary for the Company's avoidance of bankruptcy or other insolvency procedure. In the event that the Creditor Compromises are not completed on the schedule set forth below, Sunrise's management expects the proposed merger will not be made and the Company will not be able to avoid some kind of insolvency procedure such as bankruptcy in the very near future.

        The consideration offered by Sunrise to Aragon Ventures and the other owners of SBH for selling us their business is 100,000 shares of Series A Preferred Stock ("Series A"), which is convertible into 25% of the fully-diluted, post-merger voting stock of the Company, plus a three-year, $4 million promissory note, issued by SBH bearing 12% annual interest, that is secured by all the assets of SBH and guaranteed the Company. The Series A would have $6 million of liquidation preference over the Company's common stock, the right to convert into common stock, and anti-dilution and other investor protections. The major pre-conditions to effect this proposed acquisition are:

    o The creation of the Series A and three other series of preferred stock, which are described below, by the Company's board of directors.

    o The agreement by Silicon Valley Bank to extend the Company's existing loan to December 31, 2002 with interest-only payments until that date.

    o The agreement by RJW Acquisitions, LLC to extend its $1 million promissory note until December 31, 2002.



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    o   The agreement by at least 97% of the dollar value of all the Company's other creditors to convert their claims into newly created series of preferred stock, as follows:

        o The holders of the Company's 7% convertible debentures, due June 2002, to convert into the newly created Series C Preferred Stock. Series C stock is nonvoting, and convertible after three years into common stock or redeemable after four years.

        o All other unsecured creditors of the Company to convert their claims into Series D Preferred Stock. Series D stock is nonvoting, convertible after three years into common stock or redeemable in cash over the following eight quarters (in years 4 and 5).

    o A three-year management agreement that provides for the day-to-day management of the Company. These services will be performed by Anesti Management LLC, an affiliate of Aragon, in return for options on 5% of the Company's fully-diluted common stock at the time of the proposed merger.

    o All pending or anticipated litigation of the Company must be dismissed or settled and a 3 year escrow reserve must be established from 20% of the current stockholders' equity for unasserted claims, if any.

After the merger, the fully diluted common equivalent ownership of the Company would look like this:

                                                    PERCENTAGE OF FULLY-DILUTED COMMON
            CLASS OF SECURITY                      STOCK EQUIVALENT SHARES AND OTHER DATA
            -----------------                      --------------------------------------
Series A Preferred Stock (owned by the      25%  $6 million liquidation preference
present owners of SBH Holdings LLC)

Series B Preferred Stock (to be owned       20%  $4 million liquidation preference
by new investors up to $2 million)

Series C Preferred Stock (to be owned        0%  Redeemable after 4 years or convertible after
by current holders of convertible                3 years
debentures)

Series D Preferred Stock (to be owned        0%  Redeemable after 5 years or convertible after
by current trade payables and other              3 years
creditors)

Management company                           5%

Current owners of Common Stock              50%
                                          -----
        Total                              100%



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The attached Letter of Intent describes these proposed transactions in more detail. In order for the acquisition to be effective, all these transactions must be concluded by March 31, 2002 or sooner. Management of the Company believes with this restructuring that Sunrise will be much more attractive to prospective investors and it is hopeful that the Company will secure additional financing in the next few months.

In addition, John Hendrick resigned on March 11, 2002, as President & Chief Executive Officer and as a director of the Company. Anesti Management LLC, an affiliate of Aragon, will run the Company on a day-to-day basis, pursuant to an interim management agreement (See Exhibit 99.2).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        99.1   Letter of Intent dated March 15, 2002

        99.2   Interim Management Agreement dated March 15, 2002.

        99.3   Company press release dated March 8, 2002

        99.4   Company press release dated March 15, 2002



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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                             SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                             (Registrant)

DATE:  March 15, 2002        By:  /s/ R. Dale Bowerman
                                  Name:  R. Dale Bowerman
                                  Title:  Chairman of the Board
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                                  EXHIBIT INDEX

99.1    Letter of Intent dated March 15, 2002

99.2    Interim Management Agreement dated March 15, 2002

99.3    Company press release dated March 8, 2002

99.4    Company press release dated March 15, 2002




                                  END OF FILING